Exhibit 99.1

Magnite Reports Second Quarter 2025 Results
Contribution ex-TAC(1) Grows 10% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 14% Year-Over-Year
NEW YORK, New York – August 6, 2025 – Magnite (NASDAQ: MGNI), the largest independent sell-side advertising company, today reported its results of operations for the quarter ended June 30, 2025.
Q2 2025 Highlights:
•Revenue of $173.3 million, up 6% year-over-year
•Contribution ex-TAC(1) of $162.0 million, up 10% year-over-year, exceeded guidance of $154 to $160 million
•Contribution ex-TAC(1) attributable to CTV of $71.5 million, up 14% year-over-year (15% excluding political), at the high end of the guidance range of $70 to $72 million
•Contribution ex-TAC(1) attributable to DV+ of $90.4 million, up 8% year-over-year, exceeded guidance of $84 to $88 million, marking twenty consecutive quarters of growth
•Net income of $11.1 million, or $0.08 per share, compared to a net loss of $1.1 million, or $0.01 per share for Q2 2024
•Adjusted EBITDA(1) of $54.4 million, up 22% year-over-year, representing a 34% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $44.7 million or a 30% margin in Q2 2024
•Non-GAAP earnings per share(1) of $0.20, compared to non-GAAP earnings per share(1) of $0.14 for Q2 2024
•Operating cash flow(3) of $33.9 million
Q3 2025 Expectations:
•Total Contribution ex-TAC(1) to be between $161 million and $165 million
•Contribution ex-TAC(1) attributable to CTV to be between $71 million and $73 million (representing growth of 10% to 13% or 17% to 20% excluding political)
•Contribution ex-TAC(1) attributable to DV+ to be between $90 million and $92 million (representing growth of 6% to 8%)
•Adjusted EBITDA operating expenses(4) to be between $109 million and $111 million
Reinstating previous full-year 2025 expectations:
•Total Contribution ex-TAC(1) growth above 10%
•Excluding political, total Contribution ex-TAC(1) growth in the mid-teens
•Mid-teens percentage growth of Adjusted EBITDA(1)
•Increasing Adjusted EBITDA margin(2) expansion to at least 150 basis points, from 100 basis points previously
•High-teens to 20% growth in free cash flow(5)

“We delivered total top-line results and Adjusted EBITDA that exceeded our guidance for the second quarter, with significant upside from DV+. We see acceleration in second-half 2025 growth in both CTV and DV+, despite some continued uncertainty related to the macro environment. In CTV, our growth was fueled by new and expanded partnerships, entry of SMB advertisers, our critical role in buyer marketplaces and success in live sports. The growth profile of DV+ is also improving as a result of progress on the partner and product side, even prior to benefits from any remedies resulting from the antitrust ruling against Google.” said Michael G. Barrett, CEO of Magnite.

Second Quarter 2025 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Six Months Ended
	June 30, 2025	June 30, 2024	Change Favorable/ (Unfavorable)	June 30, 2025	June 30, 2024	Change Favorable/ (Unfavorable)
Revenue	$173.3	$162.9	6%	$329.1	$312.2	5%
Gross profit	$108.4	$100.3	8%	$201.4	$183.7	10%
Contribution ex-TAC(1)	$162.0	$146.8	10%	$307.8	$277.3	11%
Net income (loss)	$11.1	($1.1)	NM	$1.5	($18.8)	NM
Adjusted EBITDA(1)	$54.4	$44.7	22%	$91.2	$69.8	31%
Adjusted EBITDA margin(2)	34%	30%	4 ppt	30%	25%	5 ppt
Basic and diluted earnings (loss) per share	$0.08	($0.01)	NM	$0.01	($0.13)	NM
Non-GAAP earnings per share(1)	$0.20	$0.14	43%	$0.32	$0.20	60%

NM = Not meaningful

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.

Second Quarter 2025 Results Conference Call and Webcast:
The Company will host a conference call on August 6, 2025 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its second quarter of 2025.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	8962256
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence; the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates, or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; the effects of regulatory developments or antitrust rulings on competitive dynamics in our industry; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net income (loss) to Adjusted EBITDA," "Reconciliation of net income (loss) to non-GAAP income," and "Reconciliation of GAAP earnings (loss) per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, including amortization of acquired intangible assets, impairment charges, interest income or expense, provision (benefit) for income taxes, and certain cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, and non-operational real estate and other expenses (income), net. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, certain transaction expenses, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges related to interest income and interest expense and certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net, which consists of transactions or expenses that are typically by nature non-operating, one-time items, or unrelated to our core operations.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.

•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$426,004	$483,220
Accounts receivable, net	1,303,042	1,200,046
Prepaid expenses and other current assets	27,474	19,914
TOTAL CURRENT ASSETS	1,756,520	1,703,180
Property and equipment, net	89,505	68,730
Right-of-use lease assets	58,429	50,329
Internal use software development costs, net	27,268	26,625
Intangible assets, net	11,036	21,309
Goodwill	978,217	978,217
Other assets, non-current	6,172	6,378
TOTAL ASSETS	$2,927,147	$2,854,768
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,530,389	$1,466,377
Lease liabilities, current	19,388	16,086
Debt, current, net of debt issuance costs	207,862	3,641
Other current liabilities	7,316	9,880
TOTAL CURRENT LIABILITIES	1,764,955	1,495,984
Debt, non-current, net of debt discount and issuance costs	348,556	550,104
Lease liabilities, non-current	43,401	38,983
Other liabilities, non-current	1,768	1,479
TOTAL LIABILITIES	2,158,680	2,086,550
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,429,206	1,433,809
Accumulated other comprehensive loss	(1,074)	(4,421)
Accumulated deficit	(659,667)	(661,172)
TOTAL STOCKHOLDERS' EQUITY	768,467	768,218
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,927,147	$2,854,768

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenue	$173,332	$162,880	$329,103	$312,199
Expenses (1)(2):
Cost of revenue	64,953	62,606	127,752	128,508
Sales and marketing	42,323	42,240	90,429	85,929
Technology and development	21,583	25,829	43,875	52,720
General and administrative	22,514	22,631	46,452	49,296
Total expenses	151,373	153,306	308,508	316,453
Income (loss) from operations	21,959	9,574	20,595	(4,254)
Other (income) expense:
Interest expense, net	5,071	6,793	10,248	14,751
Foreign exchange (gain) loss, net	4,944	516	7,161	(1,799)
Loss on extinguishment of debt	—	—	2,152	7,387
Other income	(153)	(1,284)	(576)	(2,576)
Total other expense, net	9,862	6,025	18,985	17,763
Income (loss) before income taxes	12,097	3,549	1,610	(22,017)
Provision (benefit) for income taxes	958	4,627	105	(3,182)
Net income (loss)	$11,139	$(1,078)	$1,505	$(18,835)
Earnings (loss) per share:
Basic	$0.08	$(0.01)	$0.01	$(0.13)
Diluted	$0.08	$(0.01)	$0.01	$(0.13)
Weighted average shares used to compute earnings (loss) per share:
Basic	141,654	140,551	141,752	139,924
Diluted	148,260	140,551	149,184	139,924

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Cost of revenue	$535	$478	$1,107	$978
Sales and marketing	8,448	7,972	17,592	16,208
Technology and development	4,207	4,889	8,842	10,305
General and administrative	6,368	6,321	13,226	13,000
Total stock-based compensation expense	$19,558	$19,660	$40,767	$40,491

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Cost of revenue	$11,199	$11,438	$24,224	$22,154
Sales and marketing	885	2,589	3,333	5,199
Technology and development	67	124	136	271
General and administrative	59	85	118	179
Total depreciation and amortization expense	$12,210	$14,236	$27,811	$27,803

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended
	June 30, 2025	June 30, 2024
OPERATING ACTIVITIES:
Net income (loss)	$1,505	$(18,835)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	27,811	27,803
Stock-based compensation	40,767	40,491
Loss on extinguishment of debt	2,152	7,387
Amortization of debt discount and issuance costs	1,860	2,149
Non-cash lease expense	(942)	(1,236)
Deferred income taxes	316	(3,101)
Unrealized foreign currency (gain) loss, net	6,595	(3,112)
Other items, net	102	279
Changes in operating assets and liabilities:
Accounts receivable	(102,239)	52,146
Prepaid expenses and other assets	(6,438)	1,120
Accounts payable and accrued expenses	52,288	(76,104)
Other liabilities	(2,688)	169
Net cash provided by operating activities	21,089	29,156
INVESTING ACTIVITIES:
Purchases of property and equipment	(26,891)	(15,040)
Capitalized internal use software development costs	(6,364)	(7,516)
Net cash used in investing activities	(33,255)	(22,556)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	92,622	361,350
Repayment of the Term Loan B Facility from refinancing and repricing activities	(92,622)	(351,000)
Payment for debt issuance costs	(159)	(4,510)
Repayment of debt	(908)	(913)
Proceeds from exercise of stock options	1,709	187
Proceeds from issuance of common stock under employee stock purchase plan	2,111	1,983
Purchase of treasury stock	(22,880)	—
Taxes paid related to net share settlement	(27,258)	(12,743)
Net cash used in financing activities	(47,385)	(5,646)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	2,335	(709)
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(57,216)	245
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	483,220	326,219
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$426,004	$326,464

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Six Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	June 30, 2025	June 30, 2024
Cash paid for income taxes	$2,040	$1,938
Cash paid for interest	$14,477	$17,854
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$11,676	$9,132
Capitalized stock-based compensation	$948	$1,298
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$18,683	$11,020
Operating lease right-of-use assets reduction and corresponding non-cash adjustment to operating lease liabilities	$2,129	$—
Non-cash financing activity related to Amendment No. 2 to the 2024 Credit Agreement	$270,555	$—

MAGNITE, INC.
CALCULATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024

Basic Earnings (Loss) Per Share:
Net income (loss)	$11,139	$(1,078)	$1,505	$(18,835)
Weighted-average common shares outstanding used to compute basic earnings (loss) per share	141,654	140,551	141,752	139,924
Basic earnings (loss) per share	$0.08	$(0.01)	$0.01	$(0.13)

Diluted Earnings (Loss) Per Share:
Net income (loss) used to calculated diluted earnings (loss) per share	$11,139	$(1,078)	$1,505	$(18,835)

Weighted-average common shares outstanding used to compute basic earnings (loss) per share	141,654	140,551	141,752	139,924
Dilutive effect of weighted-average restricted stock units ("RSUs")	3,419	—	4,268	—
Dilutive effect of weighted-average common stock options	1,959	—	2,023	—
Dilutive effect of weighted-average performance stock units ("PSUs")	1,224	—	1,106	—
Dilutive effect of weighted-average Employee Stock Purchase Plan ("ESPP") shares	4	—	35	—
Weighted-average shares used to compute diluted earnings (loss) per share	148,260	140,551	149,184	139,924
Diluted earnings (loss) per share	$0.08	$(0.01)	$0.01	$(0.13)

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenue	$173,332	$162,880	$329,103	$312,199
Less: Cost of revenue	64,953	62,606	127,752	128,508
Gross Profit	108,379	100,274	201,351	183,691
Add back: Cost of revenue, excluding TAC	53,577	46,489	106,453	93,625
Contribution ex-TAC	$161,956	$146,763	$307,804	$277,316

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income (loss)	$11,139	$(1,078)	$1,505	$(18,835)
Add back (deduct):
Stock-based compensation expense	19,558	19,660	40,767	40,491
Depreciation and amortization expense, excluding amortization of acquired intangible assets	9,320	6,662	17,538	12,640
Amortization of acquired intangibles	2,890	7,574	10,273	15,163
Interest expense, net	5,071	6,793	10,248	14,751
Provision (benefit) for income taxes	958	4,627	105	(3,182)
Foreign exchange (gain) loss, net	4,944	516	7,161	(1,799)
Loss on extinguishment of debt	—	—	2,152	7,387
Other debt refinancing expense	—	—	967	3,140
Non-operational real estate and other (income) expense, net	511	(7)	475	17
Adjusted EBITDA	$54,391	$44,747	$91,191	$69,773

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income (loss)	$11,139	$(1,078)	$1,505	$(18,835)
Add back (deduct):
Stock-based compensation expense	19,558	19,660	40,767	40,491
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	2,890	7,574	10,273	15,163
Foreign exchange (gain) loss, net	4,944	516	7,161	(1,799)
Loss on extinguishment of debt	—	—	2,152	7,387
Other debt refinancing expense	—	—	967	3,140
Non-operational real estate and other (income) expense, net	511	(7)	475	17
Interest expense, Convertible Senior Notes	422	422	843	843
Tax effect of Non-GAAP adjustments (1)	(9,074)	(5,603)	(15,896)	(16,939)
Non-GAAP income	$30,390	$21,484	$48,247	$29,468

(1)	Non-GAAP income includes the estimated tax impact from the reconciling items between net income (loss) and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS (LOSS) PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
GAAP earnings (loss) per share (1):
Basic	$0.08	$(0.01)	$0.01	$(0.13)
Diluted	$0.08	$(0.01)	$0.01	$(0.13)

Non-GAAP income (2)	$30,390	$21,484	$48,247	$29,468
Non-GAAP earnings per share	$0.20	$0.14	$0.32	$0.20

Weighted-average shares used to compute basic earnings (loss) per share	141,654	140,551	141,752	139,924
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	6,602	4,972	7,397	4,672
Dilutive effect of weighted-average ESPP shares	4	55	35	60
Dilutive effect of weighted-average Convertible Senior Notes	3,210	3,210	3,210	3,210
Non-GAAP weighted-average shares outstanding	151,470	148,788	152,394	147,866

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute basic and diluted earnings (loss) per share as included in the condensed consolidated statement of operations.

(2) Refer to reconciliation of net income (loss) to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended				Six Months Ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
Channel:
CTV	$71,543	44%	$62,953	43%	$134,768	44%	$117,847	43%
Mobile	63,772	39%	57,713	39%	121,780	39%	111,012	40%
Desktop	26,641	17%	26,097	18%	51,256	17%	48,457	17%
Total	$161,956	100%	$146,763	100%	$307,804	100%	$277,316	100%